EXHIBIT 99.1

        Certification under Section 906 of the Sarbanes-Oxley Act of 2002

We hereby certify that the accompanying Report of West Bancorporation, Inc. on Form 10-K for the calendar year ended December 31, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Report fairly presents in all material respects, the financial conditions and results of operations of West Bancorporation, Inc.

/s/ David L. Miller                                      /s/ Douglas R. Gulling
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David L. Miller                                          Douglas R. Gulling
Director and Chairman Emeritus                           Chief Financial Officer




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